Exhibit 99.1

First Quarter 2004 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s May 5, 2004 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2003. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s May 5, 2004 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2004, the Company’s stabilized portfolio consisted of 81 office buildings and 50 industrial buildings, which encompassed an aggregate of 7.2 million and 4.9 million square feet, respectively, and was 90.9% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey		Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart		John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella		Steve Scott	Sr. VP San Diego Development
		Justin W. Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Banc of America Securities LLC		Prudential Securities
Lee Schalop	(212) 847-5677	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	David Copp	(415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		WR Hambrecht
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 551-3114

KeyBanc Capital Markets
Frank Greywitt	(216) 263-4795

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2004		12/31/2003		9/30/2003		6/30/2003		3/31/2003
INCOME ITEMS (Including Discontinued Operations):
Revenues	$55,422		$54,205		$70,064		$50,440		$55,016
Net Straight Line Rent (1)	2,484		2,790		700		3,420		1,101
Lease Termination Fees (2)	901		654		18,325		11		4,344
Net Operating Income (3), (4)	41,366		40,386		54,743		40,081		41,494
Capitalized Interest and Loan Fees	2,050		2,024		2,486		3,874		3,397
Net Income Available to Common Shareholders	5,984		4,938		20,039		13,360		10,929
EBITDA (4), (5), (7)	34,424		33,062		49,955		36,118		37,682
Funds From Operations (4), (6), (7)	20,956		20,197		37,473		24,893		26,320
Funds Available for Distribution (4), (6), (7), (8)	17,168		15,397		29,274		17,984		22,633
Net Income per common share – diluted	$0.21		$0.18		$0.72		$0.49		$0.40
Funds From Operations per common share – diluted	$0.65		$0.62		$1.17		$0.78		$0.83
Dividend per share	$0.495		$0.495		$0.495		$0.495		$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	74.7%		74.5%		78.1%		77.2%		74.7%
Interest Coverage Ratio (9)	3.7	x	3.6	x	5.6	x	4.8	x	4.9	x
Fixed Charge Coverage Ratio (10)	2.8	x	2.6	x	4.1	x	3.3	x	3.4	x
FFO Payout Ratio (11)	76.7%		79.3%		42.6%		63.2%		59.9%
FAD Payout Ratio (12)	93.6%		104.0%		54.5%		87.5%		69.7%

	3/31/2004		12/31/2003		9/30/2003		6/30/2003		3/31/2003
ASSETS:
Real Estate Held for Investment Before Depreciation	$1,711,852		$1,726,286		$1,707,220		$1,698,357		$1,706,969
Total Assets	1,509,365		1,512,635		1,505,973		1,497,814		1,511,197
CAPITALIZATION:
Total Debt	$767,294		$761,048		$750,839		$765,501		$776,615
Total Preferred Equity (13)	160,250		160,250		155,000		155,000		155,000
Total Market Equity Value (13)	1,152,889		1,059,904		920,526		874,046		700,498
Total Market Capitalization (13)	2,080,433		1,981,203		1,826,365		1,794,547		1,632,113
Total Debt / Total Market Capitalization	37.0%		38.5%		41.2%		42.6%		47.6%
Total Debt and Preferred / Total Market Capitalization	44.7%		46.6%		49.7%		51.3%		57.1%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.
(2)	Lease termination fees for the three months ended September 30, 2003 includes a $18.0 lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it relates to future annual payments due from Peregrine under the settlement agreement.
(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debs and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.
(4)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests and impairment loss, Funds From Operations and Funds Available for Distribution.
(5)	EBITDA is reported before minority interests and impairment loss. Please refer to page 29 for a reconciliation of GAAP net income to EBITDA before minority interests and impairment loss.
(6)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(7)	Reported amounts are attributable to common shareholders and unitholders.
(8)	Please refer to page 30 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(9)	Calculated as EBITDA before minority interests and impairment loss divided by total interest expense, including discontinued operations.
(10)	Calculated as EBITDA before minority interests and impairment loss divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(11)	Calculated as current year dividends accrued to common shareholders divided by Funds From Operations.
(12)	Calculated as current year dividends accrued to common shareholders divided by Funds Available for Distribution.

(13)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
High Price	$35.50	$33.55	$29.38	$28.19	$23.76
Low Price	$31.68	$27.83	$27.14	$22.70	$20.74
Closing Price	$35.50	$32.75	$28.55	$27.50	$22.10
Dividend per share - annualized	$1.98	$1.98	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,328	28,209	28,029	27,565	27,475
Closing partnership units (in 000’s)(1)	4,148	4,154	4,214	4,219	4,222

	32,476	32,363	32,243	31,784	31,697

(1)	As of the end of the period.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
ASSETS:
Land and improvements	$289,317	$289,730	$289,730	$275,328	$282,030
Buildings and improvements, net	1,297,624	1,305,145	1,291,698	1,244,711	1,258,593
Undeveloped land and construction in progress, net	124,911	131,411	125,792	178,318	166,346

Total real estate held for investment	1,711,852	1,726,286	1,707,220	1,698,357	1,706,969
Accumulated depreciation and amortization	(329,409)	(321,372)	(308,640)	(297,050)	(290,365)

Real estate held for investment, net	1,382,443	1,404,914	1,398,580	1,401,307	1,416,604
Property held for sale, net	18,303	—	—	—	—
Total real estate assets, net	1,400,746	1,404,914	1,398,580	1,401,307	1,416,604
Cash and cash equivalents	6,730	9,892	16,078	6,865	7,787
Restricted cash	9,785	8,558	8,797	7,588	7,479
Current receivables, net	5,988	4,919	2,424	2,604	2,821
Deferred rent receivables, net	39,288	36,804	34,014	33,575	30,567
Deferred leasing costs, net	36,094	36,651	35,703	32,548	32,145
Deferred financing costs, net	3,318	3,657	4,297	6,291	5,394
Prepaid expenses and other assets	7,416	7,240	6,080	7,036	8,400

TOTAL ASSETS	$1,509,365	$1,512,635	$1,505,973	$1,497,814	$1,511,197

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$617,294	$526,048	$528,839	$510,501	$514,115
Unsecured line of credit	150,000	235,000	222,000	255,000	262,500
Accounts payable, accrued expenses and other liabilities	40,908	41,147	42,596	41,592	43,384
Accrued distributions	16,477	16,369	15,960	15,733	15,776
Rents received in advance, tenant security deposits and deferred revenue	19,332	20,904	21,570	19,491	19,434

Total liabilities	844,011	839,468	830,965	842,317	855,209

Minority Interests:
7.450% Series A Cumulative Redeemable Preferred unitholders(1)	73,653	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	—	—	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	65,094	66,502	68,142	66,874	67,000

Total minority interests	183,068	184,539	220,643	219,375	219,501

Stockholders’ Equity:
7.800% Series E Cumulative Redeemable Preferred stock	38,437	38,437	—	—	—
Common stock	283	282	280	274	273
Additional paid-in capital	512,359	508,568	505,743	495,558	494,993
Deferred compensation	(2,839)	(852)	(1,313)	(1,707)	(2,023)
Distributions in excess of earnings	(61,487)	(53,449)	(44,423)	(50,587)	(50,384)
Accumulated net other comprehensive loss	(4,467)	(4,358)	(5,922)	(7,416)	(6,372)

Total stockholders’ equity	482,286	488,628	454,365	436,122	436,487

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,509,365	$1,512,635	$1,505,973	$1,497,814	$1,511,197

(1)	On March 5, 2004, the Company amended the terms of its Series A Cumulative Redeemable Preferred Units (“Series A Preferred Units”) to reduce the distribution rate and extend the redemption date to September 30, 2009. Commencing March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 7.45%. Prior to March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 8.075%.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2004	2003	% Change
REVENUES:
Rental income	$48,075	$42,917	12.0%
Tenant reimbursements	5,479	5,579	(1.8%)
Other property income	1,020	4,524	(77.5%)

Total revenues	54,574	53,020	2.9%

EXPENSES:
Property expenses	9,156	8,405	8.9%
Real estate taxes	4,015	3,784	6.1%
Provision for bad debts	258	421	(38.7%)
Ground leases	330	319	3.4%
General and administrative expenses	7,249	3,858	87.9%
Interest expense	9,210	7,688	19.8%
Depreciation and amortization	14,043	13,508	4.0%

Total expenses	44,261	37,983	16.5%

OTHER INCOME:
Interest and other income	307	46	567.4%

Total other income	307	46	567.4%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	10,620	15,083	70.4%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(2,521)	(3,375)	74.7%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(877)	(1,565)	(44.0%)

Total minority interests	(3,398)	(4,940)	(31.2%)

INCOME FROM CONTINUING OPERATIONS	7,222	10,143	(28.8%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	848	1,996	(57.5%)
Expenses from discontinued operations	(466)	(1,089)	(57.2%)
Impairment loss on property held for sale	(726)	—	(100.0%)
Minority interest attributable to discontinued operations	(109)	(121)	(9.9%)

Total (loss) income from discontinued operations	(453)	786	(157.6%)

NET INCOME	6,769	10,929	(38.1%)
PREFERRED DIVIDENDS	(785)	—	100.0%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$5,984	$10,929	(45.2%)

Weighted average shares outstanding - basic	28,117	27,221	3.3%
Weighted average shares outstanding - diluted	28,303	27,430	3.2%

NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.21	$0.40	(47.5%)

Net income per common share - diluted	$0.21	$0.40	(47.5%)

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2004	2003	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common shareholders	$5,984	$10,929	(45.2%)
Adjustments:
Minority interest in earnings of Operating Partnership	986	1,686	(41.5%)
Depreciation and amortization of real estate assets	13,986	13,705	2.1%

Funds From Operations (2)	$20,956	$26,320	(20.4%)

Weighted average common shares/units outstanding - basic	32,268	31,453	2.6%
Weighted average common shares/units outstanding - diluted	32,454	31,662	2.5%

FFO per common share/unit - basic	$0.65	$0.84	(22.6%)

FFO per common share/unit - diluted	$0.65	$0.83	(21.7%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$20,956	$26,320	(20.4%)
Adjustments:
Amortization of deferred financing costs	809	507	59.6%
Non-cash amortization of restricted stock grants	899	994	(9.6%)
Impairment loss on property held for sale	726	—	100.0%
Tenant improvements, leasing commissions and recurring capital expenditures	(3,738)	(4,087)	(8.5%)
Net effect of straight-line rents (3)	(2,484)	(1,101)	125.6%

Funds Available for Distribution (2)	$17,168	$22,633	(24.1%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		3/31/2004	12/31/2003	9/30/2003
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	32.3%	23.8%	2,873,060	82.9%	82.4%	82.0%
Orange County	7	3.0%	3.2%	387,327	91.0%	80.0%	75.5%
San Diego	40	37.8%	25.3%	3,044,216	93.4%	92.3%	91.5%
Other	8	5.2%	7.3%	878,960	90.5%	91.1%	90.4%

Subtotal	81	78.3%	59.6%	7,183,563	88.7%	87.6%	86.8%

Industrial:
Los Angeles	4	3.4%	3.2%	388,805	70.7%	70.7%	70.7%
Orange County	44	17.1%	34.8%	4,194,381	95.7%	96.3%	96.2%
Other	2	1.2%	2.4%	295,417	100.0%	100.0%	100.0%

Subtotal	50	21.7%	40.4%	4,878,603	94.0%	94.5%	94.4%

OCCUPANCY BY REGION:
Los Angeles	30	35.7%	27.0%	3,261,865	81.5%	81.0%	80.7%
Orange County	51	20.1%	38.0%	4,581,708	95.3%	94.9%	94.5%
San Diego	40	37.8%	25.3%	3,044,216	93.4%	92.3%	91.5%
Other	10	6.4%	9.7%	1,174,377	92.9%	93.1%	92.6%

TOTAL STABILIZED PORTFOLIO	131	100.0%	100.0%	12,062,166	90.9%	90.3%	89.8%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	88.5%	94.2%	90.8%

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	38.4%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	98.6%
999 Sepulveda Blvd.	El Segundo	1	133,339	4.6%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	87.2%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	63.7%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	48.3%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	90.9%
501 Santa Monica Blvd.	Santa Monica	1	70,045	97.1%

Total Los Angeles Office		26	2,873,060	82.9%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	51.5%
8101 Kaiser Blvd.	Anaheim	1	60,177	93.6%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	94.0%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 E. Carnegie	Santa Ana	1	76,516	92.0%

Total Orange County Office		7	387,327	91.0%

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,592	38.5%
12390 El Camino Real	Del Mar	1	72,332	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	129,680	96.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,782	79.9%
3811 Valley Center Drive	Del Mar	1	112,067	41.1%
12225 / 12235 El Camino Real	Del Mar	2	115,513	75.5%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	69.5%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		40	3,044,216	93.4%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	95.0%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	85.1%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	79.2%

Total Other Office		8	878,960	90.5%

Total Office		81	7,183,563	88.7%

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	0.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,480	51.3%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752 / 12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,194,381	95.7%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,878,603	94.0%

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Same Store Analysis (1)

($ in thousands)

Same Store Analysis (GAAP Basis)
	Three Months Ended March 31,
	2004	2003	% Change
Total Same Store Portfolio
Number of properties	126	126
Square Feet	11,506,658	11,506,658
Percent of Stabilized Portfolio	95.4%	97.5%
Average Occupancy	92.7%	92.4%
Operating Revenues:
Rental income	$43,820	$41,838	4.7%
Tenant reimbursements	5,452	4,999	9.1%
Other income	1,018	260	291.5%

Total operating revenues	50,290	47,097	6.8%

Operating Expenses:
Property expenses	8,354	7,834	6.6%
Real estate taxes	3,652	3,668	(0.4%)
Provision for bad debts	139	151	(7.9%)
Ground leases	330	309	6.8%

Total operating expenses	12,475	11,962	4.3%

GAAP Net Operating Income	$37,815	$35,135	7.6%

Same Store Analysis (Cash Basis)
	Three Months Ended March 31,
	2004	2003	% Change
Total operating revenues	$48,553	$44,892	8.2%
Total operating expenses	12,475	11,962	4.3%

Cash Net Operating Income	$36,078	$32,930	9.6%

(1)	Same store defined as all stabilized properties owned at January 1, 2003 and still owned and in the stabilized portfolio at March 31, 2004.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Leasing Activity

Quarter-to-Date
	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
						Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.
	New	Renewal	New	Renewal
Office	15	9	118,739	51,997	$20.03	$0.25	10.5%	10.6%	59.7%	58
Industrial	1	3	4,000	84,900	$0.65	$0.00	(3.8%)	(10.3%)	76.8%	34

Total	16	12	122,739	136,897	$11.62	$0.15	6.2%	4.9%	69.2%	50

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.

(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. The change in cash rents for two of the office leases reported during the quarter was calculated using the leases’ stabilized stated rent. The starting stated rents for these two leases were discounted for the first six months.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

Q1 2004
Capital Improvements	$—
Tenant Improvements & Leasing Commissions(1)	—

Total	$—

Recurring Capital Expenditures:

Q1 2004
Capital Improvements
Office	$1,862
Industrial	10

1,872
Tenant Improvements & Leasing Commissions (1)
Office	1,555
Industrial	311

1,866
Total
Office	3,417
Industrial	321

$3,738

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	31	160,759	2.6%	4,326	26.91
2005	57	628,735	10.0%	12,670	20.15
2006	56	698,073	11.1%	15,690	22.48
2007	52	1,145,962	18.2%	20,556	17.94
2008	41	1,029,004	16.3%	21,555	20.95
2009	29	888,083	14.1%	19,721	22.21
2010	11	309,273	4.9%	8,559	27.67
2011	10	322,363	5.1%	4,962	15.39
2012	4	187,585	3.0%	6,244	33.29
2013 and beyond	17	933,803	14.8%	28,820	30.86

Subtotal	308	6,303,640	100.0%	$143,103	$22.70

INDUSTRIAL:
Remaining 2004 (3)	8	291,776	6.4%	1,950	6.68
2005	14	693,060	15.1%	5,612	8.10
2006	15	582,629	12.7%	4,193	7.20
2007	12	578,591	12.6%	4,001	6.92
2008	9	1,021,388	22.3%	6,977	6.83
2009	10	663,890	14.5%	4,160	6.27
2010	2	39,130	0.9%	340	8.69
2011	4	386,606	8.4%	2,684	6.94
2012	—	—	—	—	—
2013 and beyond	2	327,402	7.1%	3,101	9.47

Subtotal	76	4,584,472	100.0%	$33,018	$7.20

TOTAL PORTFOLIO:
Remaining 2004 (3)	39	452,535	4.2%	6,276	13.87
2005	71	1,321,795	12.1%	18,282	13.83
2006	71	1,280,702	11.8%	19,883	15.53
2007	64	1,724,553	15.8%	24,557	14.24
2008	50	2,050,392	18.8%	28,532	13.92
2009	39	1,551,973	14.3%	23,881	15.39
2010	13	348,403	3.2%	8,899	25.54
2011	14	708,969	6.5%	7,646	10.78
2012	4	187,585	1.7%	6,244	33.29
2013 and beyond	19	1,261,205	11.6%	31,921	25.31

Total	384	10,888,112	100.0%	$176,121	$16.18

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2004.
(2)	Reflects annualized rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
Year of Expiration
OFFICE:
Remaining 2004 (3)	23	96,565	4.0%	3,154	32.66	1	2,046	0.6%	48	23.46
2005	27	168,434	7.0%	4,455	26.45	9	75,497	21.7%	1,574	20.85
2006	37	365,791	15.2%	9,949	27.20	5	66,764	19.2%	951	14.24
2007	27	456,915	19.0%	9,885	21.63	6	20,653	5.9%	302	14.62
2008	21	402,990	16.8%	11,913	29.56	8	151,469	43.5%	2,066	13.64
2009	25	564,285	23.5%	13,833	24.51	1	18,420	5.3%	358	19.44
2010	8	73,461	3.1%	2,122	28.89	—	—	—	—	—
2011	4	48,636	2.0%	1,423	29.26	1	13,381	3.8%	353	26.38
2012	1	12,518	0.5%	329	26.28	—	—	—	—	—
2013 and beyond	7	210,595	8.8%	6,164	29.27	—	—	—	—	—

Subtotal	180	2,400,190	100.0%	$63,227	$26.34	31	348,230	100.0%	$5,652	$16.23

INDUSTRIAL:
Remaining 2004 (3)	1	76,570	27.8%	163	2.13	7	215,206	5.4%	1,787	8.30
2005	1	192,053	69.8%	2,147	11.18	13	501,007	12.5%	3,465	6.92
2006	—	—	—	—	—	14	418,089	10.4%	3,013	7.21
2007	—	—	—	—	—	12	578,591	14.4%	4,001	6.92
2008	—	—	—	—	—	9	1,021,388	25.4%	6,977	6.83
2009	1	6,362	2.3%	101	15.88	9	657,528	16.4%	4,059	6.17
2010	—	—	—	—	—	2	39,130	1.0%	340	8.69
2011	—	—	—	—	—	3	255,729	6.4%	1,892	7.40
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	2	327,402	8.2%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,411	$8.77	71	4,014,070	100.0%	$28,635	$7.13

TOTAL PORTFOLIO:
Remaining 2004 (3)	24	173,135	6.5%	3,317	19.16	8	217,252	5.0%	1,835	8.45
2005	28	360,487	13.5%	6,602	18.31	22	576,504	13.2%	5,039	8.74
2006	37	365,791	13.7%	9,949	27.20	19	484,853	11.1%	3,964	8.18
2007	27	456,915	17.1%	9,885	21.63	18	599,244	13.7%	4,303	7.18
2008	21	402,990	15.1%	11,913	29.56	17	1,172,857	26.9%	9,043	7.71
2009	26	570,647	21.4%	13,934	24.42	10	675,948	15.5%	4,417	6.53
2010	8	73,461	2.7%	2,122	28.89	2	39,130	0.9%	340	8.69
2011	4	48,636	1.8%	1,423	29.26	4	269,110	6.2%	2,245	8.34
2012	1	12,518	0.5%	329	26.28	—	—	—	—	—
2013 and beyond	7	210,595	7.9%	6,164	29.27	2	327,402	7.5%	3,101	9.47

Total	183	2,675,175	100.0%	$65,638	$24.54	102	4,362,300	100.0%	$34,287	$7.86

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2004.
(2)	Reflects annualized rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	`# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
Year of Expiration
OFFICE:
Remaining 2004 (3)	1	50,929	1.8%	960	18.85	6	11,219	1.5%	164	14.62
2005	5	277,197	9.8%	4,617	16.66	16	107,607	14.8%	2,024	18.81
2006	4	203,707	7.2%	3,776	18.54	10	61,811	8.5%	1,014	16.40
2007	10	550,833	19.5%	8,240	14.96	9	117,561	16.2%	2,129	18.11
2008	6	238,904	8.4%	5,028	21.05	6	235,641	32.5%	2,548	10.81
2009	3	305,378	10.8%	5,530	18.11	—	—	—	—	—
2010	3	235,812	8.3%	6,437	27.30	—	—	—	—	—
2011	1	68,910	2.4%	929	13.48	4	191,436	26.4%	2,257	11.79
2012	3	175,067	6.2%	5,915	33.79	—	—	—	—	—
2013 and beyond	10	723,208	25.6%	22,656	31.33	—	—	—	—	—

Subtotal	46	2,829,945	100.0%	$64,088	$22.65	51	725,275	100.0%	$10,136	$13.98

INDUSTRIAL:
Remaining 2004 (3)	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
Remaining 2004 (3)	1	50,929	1.8%	960	18.85	6	11,219	1.1%	164	14.62
2005	5	277,197	9.8%	4,617	16.66	16	107,607	10.5%	2,024	18.81
2006	4	203,707	7.2%	3,776	18.54	11	226,351	22.2%	2,194	9.69
2007	10	550,833	19.5%	8,240	14.96	9	117,561	11.5%	2,129	18.11
2008	6	238,904	8.4%	5,028	21.05	6	235,641	23.1%	2,548	10.81
2009	3	305,378	10.8%	5,530	18.11	—	—	—	—	—
2010	3	235,812	8.3%	6,437	27.30	—	—	—	—	—
2011	1	68,910	2.4%	929	13.48	5	322,313	31.6%	3,049	9.46
2012	3	175,067	6.2%	5,915	33.79	—	—	—	—	—
2013 and beyond	10	723,208	25.6%	22,656	31.33	—	—	—	—	—

Total	46	2,829,945	100.0%	$64,088	$22.65	53	1,020,692	100.0%	$12,108	$11.86

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2004.
(2)	Reflects annualized rent calculated on a straight-line basis.
(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Quarterly Lease Expirations for 2004

($ in thousands)

Year of Expiration	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(3)
OFFICE:
Q2 2004	8	24,117	0.4%	489	20.28
Q3 2004	12	84,789	1.4%	1,778	20.97
Q4 2004	11	51,853	0.8%	2,059	39.71

Subtotal	31	160,759	2.6%	$4,326	$26.91

INDUSTRIAL:
Q2 2004	2	96,185	2.2%	1,040	10.81
Q3 2004	5	175,458	3.8%	715	4.08
Q4 2004	1	20,133	0.4%	195	9.69

Subtotal	8	291,776	6.4%	$1,950	$6.68

TOTAL PORTFOLIO:
Q2 2004	10	120,302	1.1%	1,529	12.71
Q3 2004	17	260,247	2.4%	2,493	9.58
Q4 2004	12	71,986	0.7%	2,254	31.31

Total	39	452,535	4.2%	$6,276	$13.87

(1)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.
(2)	Excludes space leased under month-to-month leases and vacant space at March 31,2004.
(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company(2)	$14,439	839,109	7.5%	6.9%
AMN Healthcare	8,179	175,672	4.3%	1.4%
DirecTV, Inc.	6,708	183,066	3.5%	1.5%
Diversa Corporation	5,033	136,908	2.6%	1.1%
Epson America, Inc.	4,157	162,852	2.2%	1.3%
Fair Isaac & Company	3,985	129,752	2.1%	1.1%
Fish & Richardson	3,941	96,218	2.1%	0.8%
Peregrine Systems, Inc.	3,592	104,450	1.9%	0.9%
Newgen Results Corporation	3,465	102,875	1.8%	0.9%
Epicor Software Corporation	3,457	172,778	1.8%	1.4%

Total Office Properties	$56,956	2,103,680	29.8%	17.3%

Industrial Properties:
Celestica California, Inc.	$2,652	303,533	1.4%	2.5%
Qwest Communications Corporation	2,434	244,800	1.3%	2.0%
Mattel, Inc.	2,151	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,710	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,223	188,000	0.6%	1.5%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,058	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,677	1,994,899	8.2%	16.5%

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	The Company executed an amendment with The Boeing Company for one of its leases encompassing 286,151 rentable square feet. The Annual Base Rental Revenues reflect the current rent under the existing lease. Under the terms of the amended lease, the estimated annual base rental revenue from The Boeing Company is $12.4 million, or 6.5% of the Company's total annual base rental revenues.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo(2)	286,151	$7,499	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,784	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	435	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	273	November 30, 2004

	573,609	10,679

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,225	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	839,109	$14,439

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	The Annual Base Rental Revenues reflects the current rent under the existing lease. The Company executed an amendment with Boeing Satellite Systems which is effective August 1, 2004. Under the terms of the amended lease, the estimated annual base rental revenues will be approximately $5.5 million.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

2004 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:

Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 3/31/2004	% Committed (2)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	$62,495	$58,859	100%

PROJECTS UNDER CONSTRUCTION:
None
COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						208,961	$62,495	$58,859	100%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 3/31/2004	% Committed (2)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	1Q 2004	1Q 2005	67,995	$8,790	$10,010	$19,204	$10,395	0%
PROJECTS UNDER CONSTRUCTION:
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	3Q 2004	3Q 2005	248,148	37,799	25,944	65,026	46,671	18%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						316,143	$46,589	$35,954	$84,230	$57,066	14%

(1)	Based on management's estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Percentage committed includes executed leases and letters of intent, calculated on a square footage basis.

(3)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 3/31/2004
SAN DIEGO COUNTY:
Innovation Corporate Center - Lot 2	Rancho Bernardo, CA	Office	3.0	50,000	$13,654	$3,238
Innovation Corporate Center - Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,243	3,911
Innovation Corporate Center - Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,000	3,847
Innovation Corporate Center - Lot 10	Rancho Bernardo, CA	Office	2.1	37,405	8,273	2,643
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	50,585	14,891
Pacific Corporate Center - Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	26,874	7,566
Santa Fe Summit - Phase I	56-Corridor, CA	Office	7.6	200,839	48,166	7,534
Santa Fe Summit - Phase II	56-Corridor, CA	Office	7.6	203,006	54,475	7,534
Sorrento Gateway - Lot 1	Sorrento Mesa, CA	Office	3.4	60,000	16,343	4,169
Sorrento Gateway - Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	24,623	7,746
Sorrento Gateway - Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	17,939	5,456
Sorrento Gateway - Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	21,102	7,039

TOTAL FUTURE DEVELOPMENT PIPELINE			58.1	1,209,117	$309,277	$75,574

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Capital Structure

At March 31, 2004

($ in thousands)

	Shares/Units At March 31, 2004	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$617,294	29.8%
Unsecured Line of Credit		150,000	7.2%

Total Debt		$767,294	37.0%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.6%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.2%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.9%
Common Units Outstanding(3)	4,147,863	147,249	7.1%
Common Shares Outstanding(3)	28,327,872	1,005,640	48.2%

Total Equity		$1,313,139	63.0%

TOTAL MARKET CAPITALIZATION		$2,080,433	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $35.50 at March 31, 2004.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Debt Analysis

At March 31, 2004

($ in thousands)

TOTAL DEBT COMPOSITION
	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	80.5%	5.8%	5.2
Unsecured Debt	19.5%	4.8%	1.0
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	86.5%	6.1%	4.8
Floating Rate Debt	13.5%	2.7%	1.2

Total Debt		5.6%	4.3

Total Debt Including Loan Fees		6.2%

UNSECURED LINE OF CREDIT
Total Line	Outstanding Balance	Expiration Date
$425,000	$150,000	March 2005

CAPITALIZED INTEREST & LOAN FEES
Quarter-to-Date	Year-to-Date
$2.1	$2.1

(1)	Includes the impact of the interest-rate swap agreements listed on page 25.

(2)	The fixed rate debt includes the Company’s $81.0 million and $34.0 million loans that require monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through July 2004 and September 2004, respectively. The weighted average interest for the Company’s fixed rate debt was calculated using the respective fixed annual interest rates of 5.57% and 4.95% for these loans that are effective in August 2004 and October 2004.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Debt Analysis

At March 31, 2004

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		2004	2005	2006	2007	2008	After 2008	Total
Unsecured Debt:
Floating	2.60%	3/15/2005			$150,000					$150,000
Secured Debt:
Floating	2.84%	9/29/2004	(1)	43,799						43,799
Fixed	8.35%	1/31/2005		1,392	72,982					74,374
Fixed	8.45%	12/1/2005		474	10,349					10,823
Floating	2.49%	12/23/2005	(2)		29,000					29,000
Floating	2.84%	1/1/2006				31,000				31,000
Fixed	6.51%	8/12/2007		165	232	248	17,049			17,694
Fixed	7.21%	8/12/2007		115	166	178	4,325			4,784
Fixed	3.80%	8/1/2008		1,110	1,529	1,588	1,650	73,401		79,278
Fixed	7.20%	4/1/2009		1,479	2,099	2,256	2,423	2,603	75,477	86,337
Fixed	6.70%	1/10/2012		735	1,040	1,112	1,189	1,271	72,793	78,140
Fixed	5.57%	8/1/2012	(3)	352	1,097	1,160	1,226	1,297	75,868	81,000
Fixed	4.95%	8/1/2012	(4)	83	511	536	563	591	31,716	34,000
Fixed	8.21%	10/1/2013		425	607	659	715	776	1,036	4,218
Fixed	8.26%	11/1/2014		812	1,164	1,264	1,373	1,492	11,474	17,579
Fixed	7.15%	5/1/2017		891	1,266	1,359	1,459	1,567	18,726	25,268

	5.17%			51,832	122,042	41,360	31,972	82,998	287,090	617,294

Effect of SWAPS	0.44%

Total	5.61%			$51,832	$272,042	$41,360	$31,972	$82,998	$287,090	$767,294

(1)	Maturity date does not reflect the one-year extension option.

(2)	Maturity date does not reflect the two one-year extension options.

(3)	This loan requires monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through July 2004. Beginning in August 2004 through maturity, this loan requires monthly principal and interest payments based on a fixed annual interest rate of 5.57%.

(4)	This loan requires monthly interest-only payments based on a variable annual interest rate of LIBOR plus 175 basis points through September 2004. Beginning in October 2004 through maturity, this loan requires monthly principal and interest payments based on a fixed annual interest rate of 4.95%.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management's statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations ("FFO"), in the Company's earnings release on May 4, 2004, and the reasons why management believes that these measures provide useful information to investors about the Company's financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company's operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company's Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company's financial performance since it does not reflect the operations of the Company's entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company's results from operations.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company's operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company's EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company's operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company's FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company's operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution ("FAD") is a useful supplemental measure of the Company's liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company's financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company's FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

($ in thousands)

	Three Months Ended March 31,
	2004	2003
Same Store Cash Net Operating Income	$36,078	$32,930
Adjustment:
GAAP Straight Line Rental Income	1,737	2,205

Same Store GAAP Net Operating Income (1)	37,815	35,135
Adjustment:
Non-Same Store GAAP Net Operating Income	3,551	6,359

Net Operating Income, as defined (1)	41,366	41,494
Adjustments:
Net Operating Income, as defined, from discontinued operations	(551)	(1,403)
Other Expenses:
General and administrative expenses	(7,249)	(3,858)
Interest expense	(9,210)	(7,688)
Depreciation and amortization	(14,043)	(13,508)
Other Income:
Interest and other income	307	46

Income from Continuing Operations	10,620	15,083
Minority interests	(3,398)	(4,940)
(Loss) income from discontinued operations	(453)	786
Preferred dividends	(785)	—

Net Income Available for Common Shareholders	$5,984	$10,929

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

($ in thousands)

	Three Months Ended March 31,
	2004	2003
Net Income Available for Common Shareholders	$5,984	$10,929
Preferred dividends	785	—
Adjustments for Continuing Operations:
Interest expense	9,210	7,688
Depreciation and amortization	14,043	13,508
Distributions on Cumulative Redeemable Preferred units	2,521	3,375
Minority interest in earnings of Operating Partnership	877	1,565
Adjustments for Discontinued Operations:
Interest expense	—	56
Depreciation and amortization	169	440
Impairment loss on property held for sale	726	—
Minority interest in earnings of Operating Partnership	109	121

EBITDA Before Minority Interests and Impairment Loss	$34,424	$37,682

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests and impairment loss.

Kilroy Realty Corporation

First Quarter 2004 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2004	2003
Funds Available for Distribution (1)	$17,168	$22,633
Adjustments:
Tenant improvements, leasing commissions and
recurring capital expenditures	3,738	4,087
Depreciation for furniture, fixtures and equipment	226	243
Accrued preferred dividends	785	—
Provision for uncollectible tenant receivables	(23)	(389)
Changes in assets and liabilities (1)	(3,102)	(8,176)

GAAP Net Cash Provided by Operating Activities	$18,792	$18,398

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.
(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance, security deposits, deferred revenue and other.